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                      NUVEEN GROWTH AND INCOME STOCK FUND
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 1, 1996

     Effective January 13, 1997 through January 31, 1997 the following investors may also purchase Load-Waived Class A Shares without the payment of an up-front sales charge, subject to a Contingent Deferred Sales Charge of 2% if the Shares are redeemed within twenty-four months of purchase:

          (i) Fund shareholders which became holders of the Fund because they owned shares of Nuveen exchange-traded closed-end funds; and

          (ii) Investors participating in accounts established in the Nuveen Private Investment Management Program.

     Compensation to the Dealer Managers, dealers and others will be the same as that set forth under "Distribution Arrangements for the Offer" in the Prospectus Supplement dated October 21, 1996.

January 13, 1997